Exhibit 99.1
P.O. BOX 3795       HOUSTON, TEXAS 77253                TEL 713 497 3000      FAX 713 497 5503

For more information:	Dennis Barber, Investor Relations: 713- 497-3042
Laurie Fickman, Media Relations: 713- 497-7720
www.rrienergy.com

For immediate release:	May 11, 2009
RRI Energy Reports First Quarter 2009 Results
•	Board of Directors successfully concludes formal review of strategic alternatives, resulting in sale of retail business

•	Following completion of the sale of retail business, company name changed to RRI Energy, Inc.

•	Generation assets performing at top quartile operating levels despite reduction in commodity prices

•	Current pro forma liquidity of $2.1 billion with $1.6 billion of cash
HOUSTON — RRI Energy, Inc. today is reporting open EBITDA of $5 million for the first quarter of 2009, compared to $120 million for the same period of 2008. Adjusted EBITDA was $19 million for the first quarter of 2009, compared to $157 million for the first quarter of 2008. Free cash flow provided by continuing operations was $46 million for the first three months of 2009, compared to $151 million for the same period in 2008. The declines were primarily due to lower unit margins by generating stations resulting from lower commodity prices. These results exclude the performance of the Texas retail business, which was sold on May 1, 2009 and is included in discontinued operations.
“The strategic alternatives process, which has concluded, resulted in the sale of the retail business,” said Mark Jacobs, president and chief executive officer of RRI Energy. “Completed on May 1, the sale was pivotal in creating the company we are today — a well-capitalized merchant generator, positioned to deliver value to our shareholders.”
“Going forward, RRI Energy is focused on managing the risks associated with the current market economy and addressing long term industry challenges,” said Jacobs.

1

The loss from continuing operations before income taxes for the first quarter of 2009 was $140 million, compared to income of $24 million for the first quarter of 2008. The 2009 reported results include net unrealized losses from energy derivatives of $44 million. The reported numbers for the first quarter of 2008 include net unrealized gains from energy derivatives of $30 million and a $34 million charge for western states litigation and similar settlements. Operating cash flow from continuing operations was $199 million for the first quarter of 2009, compared to $207 million for the same period of 2008. These results exclude the performance of the Texas retail business which was sold on May 1, 2009 and is included in discontinued operations.
Outlook
RRI Energy’s outlook is based on forward commodity prices as of March 27, 2009. The outlook for open EBITDA is $313 million and $435 million for the years ending December 31, 2009 and 2010, respectively. The outlook for adjusted EBITDA, which includes the impact of wholesale hedges and gains on sales of assets and emission and exchange allowances, net is $223 million and $432 million for the same periods. The outlook for free cash flow provided by (used in) continuing operations is ($182) million and $170 million for the years ending December 31, 2009 and 2010, respectively.
Open EBITDA Reconciliation1

($ millions)	2008A	2009E	2010E
Income (loss) from continuing operations before income taxes	$26	($235)	($63)
Unrealized (gains) losses on energy derivatives	9	(15)	23
Western states litigation and similar settlements	37	—	—
Wholesale energy goodwill impairment	305	—	—
Debt extinguishments	1	—	—
Depreciation and amortization	313	292	292
Interest expense, net	180	181	180

Adjusted EBITDA	$871	$223	$432
Wholesale hedges	(239)	109	3
Gains on sales of assets and emission and exchange allowances, net	(93)	(19)	—

Open EBITDA	$539	$313	$435
1.	Excludes retail energy segment.
Free Cash Flow from Continuing Operations Reconciliation1

($ millions)	2008A	2009E	2010E
Operating cash flow from continuing operations	$424	$136	$311
Western states litigation and similar settlements payments	34	65	—
Change in margin deposits, net	93	(169)	(28)

Adjusted cash flow provided by continuing operations	$551	$32	$283
Maintenance capital expenditures	(56)	(45)	(63)
Environmental capital expenditures and capitalized interest[2]	(223)	(156)	(29)
Emission and exchange allowances activity, net	(19)	(13)	(21)

Free cash flow provided by (used in) continuing operations	$253	($182)	$170
1.	Excludes retail energy segment.

2.	Estimate represents the low end of the range.

2

Non-GAAP Financial Measures
This press release and the attached financial tables include the following non-GAAP financial measures:
•	Open energy gross margin

•	Open wholesale gross margin

•	Open wholesale contribution margin

•	EBITDA

•	Adjusted EBITDA

•	Open EBITDA

•	Adjusted cash flow provided by continuing operations

•	Free cash flow provided by (used in) continuing operations

•	Gross debt

•	Net debt
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
Webcast Of Earnings Conference Call
RRI Energy will host its first quarter 2009 earnings conference call beginning at 7:30 a.m. Central Time on Monday, May 11, 2009. The conference call will be webcast live with audio and slides at www.rrienergy.com in the investors section. A replay of the call can be accessed approximately two hours after the call’s completion .
About RRI Energy, Inc.
RRI Energy, Inc. (NYSE:RRI) based in Houston, provides electricity to wholesale customers in the United States. The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. RRI will routinely post all important information on its Web site at www.rrienergy.com.

3

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about the outcome of pending legal actions, our revenues, margins, capital structure and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions, dispositions, financings or offerings. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

4

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
	2009	2008
	(thousands of dollars, except per share
	amounts)
Revenues:
Revenues (including $4,288 and $12,202 unrealized losses) (including $0 and $107,409 from affiliates)	$466,184	$879,798

Expenses:
Cost of sales (including $(39,455) and $43,002 unrealized gains (losses)) (including $0 and $35,713 from affiliates)	324,674	508,839
Operation and maintenance	157,146	155,445
General and administrative	29,014	29,214
Western states litigation and similar settlements	—	34,000
Gains on sales of assets and emission and exchange allowances, net	(18,930)	(611)
Depreciation and amortization	67,858	82,797

Total operating expense	559,762	809,684

Operating Income (Loss)	(93,578)	70,114

Other Income (Expense):
Income of equity investment, net	541	207
Debt extinguishments	—	(423)
Other, net	51	(64)
Interest expense	(46,919)	(52,346)
Interest income	248	6,425

Total other expense	(46,079)	(46,201)

Income (Loss) from Continuing Operations Before Income Taxes	(139,657)	23,913
Income tax expense (benefit)	(33,876)	10,977

Income (Loss) from Continuing Operations	(105,781)	12,936
Income (loss) from discontinued operations	(45,632)	364,276

Net Income (Loss)	$(151,413)	$377,212

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.30)	$0.04
Income (loss) from discontinued operations	(0.13)	1.05

Net income (loss)	$(0.43)	$1.09

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$(0.30)	$0.04
Income (loss) from discontinued operations	(0.13)	1.03

Net income (loss)	$(0.43)	$1.07

Weighted Average Common Shares Outstanding (in thousands):
- Basic	350,487	345,419
- Diluted	350,487	354,103
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended March 31,
	2009		2008		Change
	(millions of dollars)
Wholesale Energy:
Revenues	$465		$879		$(414)
Cost of sales	324		509		(185)
Wholesale hedges	4		(36)		40
Unrealized (gains) losses on energy derivatives	44		(30)		74

Open wholesale gross margin	189		304		(115)

Operation and maintenance	156		152		4
Other	—		1		(1)

Open wholesale contribution margin	33		151		(118)

Wholesale hedges	(4)		36		(40)
Unrealized gains (losses) on energy derivatives	(44)		30		(74)

Contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (1)	(15)		217		(232)

Other Operations:
Revenues	$2		$2		$—
Cost of sales	—		—		—
Operation and maintenance	—		1		(1)

Other operations contribution margin (1)	2		1		1

Eliminations:
Revenues	$(1)		$(1)		$—
Cost of sales	—		—		—
Operation and maintenance	—		—		—

Total	(1)		(1)		—

Consolidated:
Open wholesale contribution margin	$33		$151		$(118)
Other operations contribution margin	2		1		1
Eliminations	(1)		(1)		—

Total	34		151		(117)

Operation and maintenance	(1	)(2)	(3	)(2)	2
General and administrative	(29)		(28)		(1)
Income of equity investment, net	1		—		1
Other, net	—		—		—

Open EBITDA	5		120		(115)

Wholesale hedges	(4)		36		(40)
Gains on sales of assets and emission and exchange allowances, net	18		1		17

Adjusted EBITDA	19		157		(138)

Unrealized gains (losses) on energy derivatives	(44)		30		(74)
Western states litigation and similar settlements	—		(34)		34

EBITDA	(25)		153		(178)

Depreciation and amortization	(68)		(83)		15
Interest expense	(47)		(52)		5
Interest income	—		6		(6)

Income (loss) from continuing operations before income taxes	$(140)		$24		$(164)

(1)	Segment profit and loss measure.

(2)	Relates primarily to general costs, which historically were allocated to our discontinued retail energy segment.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	March 31, 2009	December 31, 2008
	(thousands of dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$1,410,315	$1,004,367
Restricted cash	6,522	2,721
Accounts and notes receivable, principally customer	171,906	279,540
Inventory	295,375	314,999
Derivative assets	178,746	161,340
Margin deposits	125,893	231,676
Investment in and receivables from Channelview, net	58,636	58,703
Prepayments and other current assets	119,525	124,449
Current assets of discontinued operations	2,426,117	2,184,671

Total current assets	4,793,035	4,362,466

Property, plant and equipment, gross	6,468,178	6,417,268
Accumulated depreciation	(1,656,356)	(1,597,479)

Property, Plant and Equipment, net	4,811,822	4,819,789

Other Assets:
Other intangibles, net	377,121	380,554
Prepaid lease	279,651	273,374
Other ($28,188 and $29,012 accounted for at fair value)	303,339	298,431
Long-term assets of discontinued operations	658,892	494,781

Total other assets	1,619,003	1,447,140

Total Assets	$11,223,860	$10,629,395

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$12,869	$12,517
Accounts payable, principally trade	154,513	156,604
Derivative liabilities	254,087	202,206
Other	227,804	200,559
Current liabilities of discontinued operations	3,088,758	2,374,362

Total current liabilities	3,738,031	2,946,248

Other Liabilities:
Derivative liabilities	127,871	140,493
Other	320,755	272,079
Long-term liabilities of discontinued operations	759,357	850,483

Total other liabilities	1,207,983	1,263,055

Long-term Debt	2,630,031	2,633,444
Commitments and Contingencies
Temporary Equity Stock-based Compensation	9,769	9,004
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 350,359,291 and 349,812,537 issued)	111	111
Additional paid-in capital	6,243,969	6,238,639
Accumulated deficit	(2,526,614)	(2,375,201)
Accumulated other comprehensive loss	(79,420)	(85,905)

Total stockholders’ equity	3,638,046	3,777,644

Total Liabilities and Equity	$11,223,860	$10,629,395

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2009	2008
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$(151,413)	$377,212
(Income) loss from discontinued operations	45,632	(364,276)

Net income (loss) from continuing operations	(105,781)	12,936
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	67,858	82,797
Deferred income taxes	(33,771)	9,319
Net changes in energy derivatives	43,743	(30,800)
Amortization of deferred financing costs	1,737	2,554
Gains on sales of assets and emission and exchange allowances, net	(18,930)	(611)
Western states litigation and similar settlements	—	34,000
Other, net	3,063	533
Changes in other assets and liabilities:
Accounts and notes receivable, net	86,831	(6,925)
Change in notes, receivables and payables with affiliates, net	67	(6,152)
Inventory	21,219	27,262
Margin deposits, net	105,783	9,141
Net derivative assets and liabilities	(10,298)	(7,045)
Accounts payable	2,287	30,410
Other current assets	(5,102)	(2,036)
Other assets	(4,221)	(2,812)
Taxes payable/receivable	(2,689)	24,001
Other current liabilities	40,076	27,893
Other liabilities	7,204	2,037

Net cash provided by continuing operations from operating activities	199,076	206,502
Net cash provided by discontinued operations from operating activities	289,161	97,552

Net cash provided by operating activities	488,237	304,054

Cash Flows from Investing Activities:
Capital expenditures	(55,472)	(44,689)
Proceeds from sales of emission and exchange allowances	12,798	1,717
Purchases of emission allowances	(5,358)	(4,073)
Restricted cash	(3,801)	(1,687)

Net cash used in continuing operations from investing activities	(51,833)	(48,732)
Net cash used in discontinued operations from investing activities	(15,728)	(4,955)

Net cash used in investing activities	(67,561)	(53,687)

Cash Flows from Financing Activities:
Payments of long-term debt	—	(45,193)
Payments of debt extinguishments	—	(423)
Proceeds from issuances of stock	2,163	5,067

Net cash provided by (used in) financing activities	2,163	(40,549)

Net Change in Cash and Cash Equivalents, Total Operations	422,839	209,818
Net Change in Cash and Cash Equivalents, Discontinued Operations	(16,891)	4,621
Cash and Cash Equivalents at Beginning of Period, Continuing Operations	1,004,367	524,070

Cash and Cash Equivalents at End of Period, Continuing Operations	$1,410,315	$738,509

Free Cash Flow Reconciliation
(Unaudited)

	Three Months Ended March 31,
	2009	2008
	(millions of dollars)

Operating cash flow from continuing operations	$199	$207
Change in margin deposits, net	(106)	(9)

Adjusted cash flow provided by continuing operations	93	198

Capital expenditures	(55)	(45)
Proceeds from sales of emission and exchange allowances	13	2
Purchases of emission allowances	(5)	(4)

Free cash flow provided by continuing operations	$46	$151

Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended March 31,
	2009		2008
	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
PJM Coal	5,060.0	71%	5,963.9	82%
MISO Coal	1,175.8	43%	2,048.4	74%
PJM/MISO Gas	164.0	2%	60.8	1%
West	148.8	3%	238.4	3%
Other	—	0%	—	0%

Total	6,548.6	26%	8,311.5	34%

Commercial Capacity Factor (4):
PJM Coal	81.5%		84.9%
MISO Coal	81.9%		75.3%
PJM/MISO Gas	95.4%		93.9%
West	86.2%		76.3%
Other	0.0%		0.0%

Total	82.0%		82.3%

	GWh		GWh

Generation (3):
PJM Coal	4,123.1		5,062.9
MISO Coal	962.7		1,542.3
PJM/MISO Gas	156.4		57.1
West	128.2		181.8
Other	—		—

Total	5,370.4		6,844.1

Open Energy Unit Margin ($/MWh) (5):
PJM Coal	$19.65		$35.55
MISO Coal	11.43		29.83
PJM/MISO Gas	6.39		87.57
West	7.80		NM (6)
Other	—		—

Weighted average total	$17.50		$33.02

	Three Months Ended March 31,
	2009	2008	Change
	(in millions)
Open energy gross margin (7):
PJM Coal	$81	$180	$(99)
MISO Coal	11	46	(35)
PJM/MISO Gas	1	5	(4)
West	1	(5)	6
Other	—	—	—

Total	94	226	(132)

Other margin (8):
PJM Coal	34	18	16
MISO Coal	2	2	—
PJM/MISO Gas	38	27	11
West	7	22	(15)
Other	14	9	5

Total	95	78	17

Open wholesale gross margin	189	304	(115)

Operation and maintenance	(156)	(152)	(4)
Other	—	(1)	1

Open wholesale contribution margin	33	151	(118)

Wholesale hedges
Power	(10)	(18)	8
Fuel	(29)	36	(65)
Tolling/Other	35	18	17

Total wholesale hedges	(4)	36	(40)

Unrealized gains (losses) on energy derivatives	(44)	30	(74)

Total wholesale energy contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (9)	$(15)	$217	$(232)

(1)	Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)	Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices. This figure excludes the effects of other margin, our wholesale hedges and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies.

(9)	Wholesale energy segment profit and loss measure.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal
(Unaudited)

	Capacity	Heat Rate	Q1 economic generation (GWh)		Q1 commercial capacity factor		Q1 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Cheswick	580	10.0	847.1	841.0	89.9%	90.7%	761.6	762.7
Conemaugh (2)	280	9.4	567.0	599.7	96.7%	93.8%	548.4	562.8
Elrama	460	11.3	92.6	698.1	84.1%	82.3%	77.9	574.8
Keystone (2)	282	9.5	591.4	609.2	84.4%	96.9%	499.2	590.6
Portland	401	9.8	753.5	717.2	78.8%	88.0%	594.0	631.0
Seward	521	9.6	1,046.8	1,084.8	55.5%	67.2%	581.1	728.8
Shawville (2)	597	10.3	800.3	1,053.2	91.1%	83.2%	729.2	876.3
Titus	243	10.8	361.3	360.7	91.8%	93.1%	331.7	335.9

PJM Coal Total	3,364		5,060.0	5,963.9	81.5%	84.9%	4,123.1	5,062.9

	Capacity	Heat Rate	Q1 economic generation (GWh)		Q1 commercial capacity factor		Q1 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Avon Lake	721	9.3	885.4	1,162.7	83.8%	66.7%	742.1	775.4
New Castle	328	10.6	148.2	495.5	86.3%	89.5%	127.9	443.7
Niles	216	10.5	142.2	390.2	65.2%	82.8%	92.7	323.2

MISO Coal Total	1,265		1,175.8	2,048.4	81.9%	75.3%	962.7	1,542.3

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
PJM/MISO Gas
(Unaudited)

	Capacity	Heat Rate	Q1 economic generation (GWh)		Q1 commercial capacity factor		Q1 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Aurora (2)	878	10.5	1.4	4.0	100.0%	100.0%	1.4	4.0
Blossburg	19	14.6	0.1	6.6	100.0%	90.9%	0.1	6.0
Brunot Island	289	10.4	—	—	0.0%	0.0%	—	—
Gilbert	536	11.0	7.9	4.2	100.0%	100.0%	7.9	4.2
Glen Gardner	160	14.6	—	0.3	0.0%	100.0%	—	0.3
Hamilton	20	14.8	0.1	0.2	100.0%	100.0%	0.1	0.2
Hunterstown	60	14.8	0.3	0.4	100.0%	100.0%	0.3	0.4
Hunterstown CCGT	810	7.0	148.1	7.7	95.5%	100.0%	141.4	7.7
Mountain	40	14.3	1.5	2.2	100.0%	100.0%	1.5	2.2
Orrtanna	20	14.4	—	0.3	0.0%	100.0%	—	0.3
Portland	169	11.2	1.9	5.4	100.0%	100.0%	1.9	5.4
Sayreville	224	13.8	1.4	25.6	85.7%	88.3%	1.2	22.6
Shawnee	20	14.0	—	—	0.0%	0.0%	—	—
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	0.2	0.4	100.0%	100.0%	0.2	0.4
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	1.1	3.5	36.4%	97.1%	0.4	3.4
Shelby	356	9.8	—	—	0.0%	0.0%	—	—

PJM/MISO Gas Total	3,958		164.0	60.8	95.4%	93.9%	156.4	57.1

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
West and Other
(Unaudited)

	Capacity	Heat Rate	Q1 economic generation (GWh)		Q1 commercial capacity factor		Q1 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Bighorn (2)	598	7.2	—	—	0.0%	0.0%	—	—
Coolwater	622	10.1	21.3	94.1	3.3%	80.2%	0.7	75.5
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	67.2	60.6	100.0%	100.0%	67.2	60.6
Ormond Beach	1,516	9.6	60.3	83.7	100.0%	54.6%	60.3	45.7

West Total	3,990		148.8	238.4	86.2%	76.3%	128.2	181.8

	Capacity	Heat Rate	Q1 economic generation (GWh)		Q1 commercial capacity factor		Q1 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2009	2008	2009	2008	2009	2008

Choctaw	800	7.0	—	—	0.0%	0.0%	—	—
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	—	—	0.0%	0.0%	—	—

Other Total	1,857		—	—	0.0%	0.0%	—	—

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Bighorn facility was sold October 20, 2008.

(3)	Excludes generation during periods the unit operated under power purchase agreements.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Capital Expenditures Forecast
(Unaudited)

	2009E	2010E
	(in millions)
Maintenance capital expenditures:
Wholesale energy	$37	$53
Other operations	8	10

	45	63
Environmental (1)	126	29
Capitalized interest	30	—

Total capital expenditures	$201	$92

(1)	Estimate represents the low end of the range.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

RRI Energy, Inc. and Subsidiaries
Gross Debt
(Unaudited)

	March 31, 2009
	(in millions)
Debt:
Senior secured revolver	$—
Senior secured notes	531	(1)
Senior unsecured notes	1,300
Orion Power 12% notes (2)	414
PEDFA fixed-rate bonds for Seward plant	398	(3)

Total GAAP debt	2,643

Debt classified as discontinued operations	238
REMA operating leases (off-balance sheet)	443

Gross Debt (4)	$3,324

Gross Debt, excluding discontinued operations(4)	$3,086

(1)	Excludes $136 million classified in discontinued operations.

(2)	Orion Power 12% notes include purchase accounting adjustments of $14 million.

(3)	Excludes $102 million classified in discontinued operations.

(4)	Gross debt includes off-balance sheet REMA leases of $443 million.
Reference is made to RRI Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(713) 497-3042